LEASE (Lease receivables) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Current
Account receivable - Operating lease	¥ 38,266	$ 5,865	¥ 38,201
Account receivable - Sales-type lease	1,195	183	675
Net investment in direct financing leases, current portion	25,045	3,838	35,240
Noncurrent
Net investment in direct financing leases, non-current portion	13,720	2,103	27,084
Total	¥ 78,226	$ 11,989	¥ 101,200